SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   ----------

                                    FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                             March 31, 1998
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                                W. R. GRACE & CO.
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          (Exact name of registrant as specified in its charter)




   Delaware                      1-13953                      65-0773649
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(State or other             (Commission File                (IRS Employer
jurisdiction of                  Number)                 Identification No.)
incorporation)



             One Town Center Road, Boca Raton, Florida 33486-1010
             ----------------------------------------------------
             (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: 561/362-2000
                                                           ------------



                        GRACE SPECIALTY CHEMICALS, INC.
                         -------------------------------
                                  (Former Name)

Item 1.  Changes in Control of Registrant.

            On March 31, 1998, W. R. Grace & Co., a Delaware corporation renamed Sealed Air Corporation ("Old Grace"), distributed on a one-for-one basis (the "Spin-off") all of the outstanding shares of common stock, par value $.01 per share, of W. R. Grace & Co., a Delaware corporation formerly named Grace Specialty Chemicals, Inc. (the "Company"), each together with an associated preferred share purchase right, to the holders of record of the common stock of Old Grace as of such date. The Spin-off was effected pursuant to a Distribution Agreement, dated as of March 30, 1998, by and among Old Grace, the Company and Cryovac, Inc., a Delaware corporation ("Cryovac"). No consideration was paid by the stockholders of Old Grace for the shares of the Company's common stock received in the Spin-off. Immediately after the Spin-off, all of the capital stock of the Company was held by the former stockholders of Old Grace.

            The above matters are more fully described in a Joint Proxy Statement/Prospectus dated February 13, 1998 (the "Joint Proxy Statement/Prospectus") included in a Registration Statement on Form S-4 (File No. 333-46281) under the Securities Act of 1933, as amended, filed by Old Grace on February 13, 1998, and in an Information Statement dated February 13, 1998 included in a Registration Statement on Form 10 (File No. 001-13953) under the Securities Exchange Act of 1934, as amended, filed by the Company on March 13, 1998.


Item 5.  Other Events.

            (a) As a result of the Spin-off, Old Grace's principal remaining asset was 100% of the outstanding capital stock of Cryovac. On March 31, 1998, pursuant to an Agreement and Plan of Merger, dated as of August 14, 1997, a wholly owned subsidiary of Old Grace merged (the "Merger") with and into Sealed Air Corporation, a Delaware corporation ("Old Sealed Air"), with Old Sealed Air surviving the Merger and changing its name to Sealed Air Corporation (US). The Merger resulted in the combination of Old Grace's packaging business with Old Sealed Air (Old Grace after the Merger being referred to herein as "New Sealed Air"). Immediately prior to the Merger, each outstanding share of Old Grace common stock, par value $.01 per share, was recapitalized into .536 of a share of common stock, par value $.10 per share, of New Sealed Air and .475 of a share of a new series of convertible preferred stock, par value $.10 per share, of New Sealed Air. In the Merger, Old Sealed Air stockholders received one share of New Sealed Air common stock for each share of Old Sealed Air common stock, par value $.01 per share, held immediately prior to the Merger. Immediately after the Merger, former Old Grace stockholders owned, in the aggregate, approximately 63% of the equity of New Sealed Air on a fully diluted basis and former Old Sealed Air shareholders owned the remaining 37%.

            The above matters are more fully described in the Joint Proxy Statement/Prospectus.


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


            On March 31, 1998 and April 7, 1998, the Company issued press releases with respect to the foregoing, which are filed as exhibits hereto and incorporated by reference herein.

            (b) On April 2, 1998, the Company announced that it had entered into a definitive agreement to acquire the Crosfield business of Imperial Chemical Industries PLC for $455 million in cash. Completion of the transaction is subject to various conditions, including customary governmental approvals, and is expected to take place in mid-1998. The announcement also stated that the Company's board of directors had approved a program to purchase up to 20% of the outstanding shares of the Company's common stock in the open market and that the Company is continuing a strategic review of its Darex Container Products unit and that such review will be concluded this year.

            The Company's April 2, 1998 press release is filed as an exhibit hereto and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

            Exhibits.  The following exhibits are filed with this Report:

              Exhibit   Description
              No.

              3.1 Restated Certificate of Incorporation of W. R. Grace & Co., a Delaware corporation.

              3.2       Amended and Restated By-Laws of W. R. Grace & Co.

              4.1 Rights Agreement by and between W. R. Grace & Co. and The Chase Manhattan Bank, as Rights Agent.

              4.2 First Amendment, dated as of February 17, 1998, to the 364-Day Credit Agreement, dated as of May 16, 1997, among W. R. Grace & Co.-Conn., W. R. Grace & Co., Grace Specialty Chemicals, Inc., the several banks parties thereto, NationsBank, N.A. (South), as documentation agent, and The Chase Manhattan Bank, as administrative agent for such banks.


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



              4.3 First Amendment, dated as of February 17, 1998, to the Credit Agreement, dated as of May 16, 1997, among W. R. Grace & Co.-Conn., W. R. Grace & Co., Grace Specialty Chemicals, Inc., the several banks parties thereto and The Chase Manhattan Bank, as administrative agent for such banks.

              99.1 Press Release issued by W. R. Grace & Co., dated March 31, 1998.

              99.2      Press Release issued by W. R. Grace & Co., dated
                        April 2, 1998.

              99.3      Press Release issued by W. R. Grace & Co., dated
                        April 7, 1998.


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



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                W. R. GRACE & CO.
                                                ------------------------

                                                    (Registrant)

                                       By /s/ Robert B.Lamm
                                          ------------------------------
                                                      Robert B. Lamm
                                            Vice President and Secretary

Dated:  April 8, 1998


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


                                W. R. GRACE & CO.

                           Current Report on Form 8-K

                                  Exhibit Index

              Exhibit
              No.       Description

              3.1 Restated Certificate of Incorporation of W. R. Grace & Co., a Delaware corporation.

              3.2       Amended and Restated By-Laws of W. R. Grace & Co.

              4.1 Rights Agreement by and between W. R. Grace & Co. and The Chase Manhattan Bank, as Rights Agent.

              4.2 First Amendment, dated as of February 17, 1998, to the 364-Day Credit Agreement, dated as of May 16, 1997, among W. R. Grace & Co.-Conn., W. R. Grace & Co., Grace Specialty Chemicals, Inc., the several banks parties thereto, NationsBank, N.A. (South), as documentation agent, and The Chase Manhattan Bank, as administrative agent for such banks.

              4.3 First Amendment, dated as of February 17, 1998, to the Credit Agreement, dated as of May 16, 1997, among W. R. Grace & Co.-Conn., W. R. Grace & Co., Grace Specialty Chemicals, Inc., the several banks parties thereto and The Chase Manhattan Bank, as administrative agent for such banks.

              99.1 Press Release issued by W. R. Grace & Co., dated March 31, 1998.

              99.2      Press Release issued by W. R. Grace & Co., dated
                        April 2, 1998.

              99.3      Press Release issued by W. R. Grace & Co., dated
                        April 7, 1998.


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